Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Focused Balanced Strategy Portfolio

Focused Multi-Asset Strategy Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated January 24, 2012 to the Prospectus

dated March 1, 2011, as supplemented and amended to date

The Portfolios invest in a combination of funds that serves as underlying funds for the Portfolios. The Board of Directors of SunAmerica Series, Inc. approved changes to the principal investment strategies of each Portfolio to permit the Portfolio to invest in the SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund (each a “Fund” and collectively, the “Funds”), each a series of SunAmerica Specialty Series. Accordingly, effective January 24, 2012, the Prospectus is hereby amended as set out below.

The following changes are made to the “Principal Investment Strategies and Techniques of the Portfolio” subsection of the relevant “Portfolio Highlights” section with respect to each Portfolio:

•

The disclosure regarding each Portfolio’s principal investment technique is updated to reflect the ability of the Portfolio to allocate a portion of its assets to the Funds as part of its principal investment technique.

The following changes are made to the “More Information About the Portfolios” section:

•

The disclosure regarding each Portfolio’s principal investment technique is updated to reflect the ability of the Portfolio to allocate a portion of its assets to the Funds as part of its principal investment technique.

•	The following description of each Fund is added to the chart describing the Underlying Funds under the subsection entitled “Information About the Underlying Funds”:

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques
SunAmerica Focused Alpha Growth Fund	Growth of Capital	Growth and Focus	Active trading of equity securities of large-, small- and mid-cap companies that offer the potential for growth of capital.

SunAmerica Focused Alpha Large-Cap Fund	Growth of Capital	Growth, Value and Focus	Active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large cap companies that offer the potential for growth of capital. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

•	The description of the “Focused” strategy is updated to add the following information with regard to the SunAmerica Focused Alpha Growth Fund and the SunAmerica Focused Large-Cap Fund:

“The Focused Alpha Growth Fund will generally hold up to a total of 40 securities, including approximately 20 securities in the large-cap portion and approximately 20 securities in the small- and mid-cap portion of the Fund. The Focused Large-Cap Fund will generally hold up to a total of 40 securities, and each of the two Advisers to the Fund will invest in approximately 10 to 20 securities.”

•	The following definitions are added to the subsection entitled “Glossary—Investment and Other Terminology”:

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

•	The following disclosure is added to the definitions of Large-Cap companies in the subsection entitled “Glossary—Investment and other Terminology”:

With respect to the SunAmerica Focused Alpha Large-Cap Fund only, an Underlying Fund of the Portfolios, large-cap companies will generally include companies whose market capitalizations at the time of purchase are equal to or greater than the median market capitalization of companies in the Russell 1000 Index. As of the most recent annual reconstitution on June 24, 2011, the market capitalization range of companies in the Russell 1000 Index was approximately $1.15 billion to $393.05 billion, and the median market capitalization was approximately $5.89 billion.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE.

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